UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Materials Pursuant to § 240.14a-12

CONSOLIDATED MINERALS MANAGEMENT, INC.

(Name of Registrant as Specified in Its Charter)

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[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Corporate Headquarters 2500 CityWest, Suite 300 Houston, Texas 77042 (281) 209-9800

 ~~November 13~~  December 10 , 2007

Dear Fellow Shareholder:

We cordially invite you to attend the annual meeting of Consolidated Minerals Management, Inc., to be held on ~~Monday~~  ___________ , December  ~~17~~  __ , 2007, beginning at 9:00 a.m. at  ~~Fairfield Inn & Suites, 1707 Roberta Avenue, Ruston, Louisiana 71270~~  _______________________________ , and at any postponements or adjournments of the Annual Meeting. The formal meeting notice and proxy statement are attached.

At this Annual Meeting, shareholders will be asked to amend the Articles of Incorporation to increase the number of shares we are authorized to issue, change the Company’s name to  ~~more closely reflect its current business operations~~  Adino Energy Corporation , elect directors, and redomicile the corporation in the State of Wyoming.

Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to vote promptly by mailing a completed proxy card in the enclosed postage-paid envelope, or by voting electronically over the Internet, or by telephone. If your shares are held in the name of a brokerage firm or bank, you will receive a voting instruction form in lieu of a proxy card and may also be eligible to vote electronically. Timely voting by any of these methods will ensure your representation at the Annual Meeting.

We look forward to seeing you December 17.

Sincerely,

/s/ Timothy G. Byrd, Sr.
Chief Executive Officer

Corporate Headquarters 2500 CityWest, Suite 300 Houston, Texas 77042 (281) 209-9800

 ~~November 13~~  December 10 , 2007

Dear Fellow Shareholder:

We are pleased to offer you the opportunity to receive future company investor communications, such as press releases and occasional updates from management, in electronic form over the Internet through our shareholder e-mail service. By using this service, you will improve the speed and efficiency by which you can access these materials.

To enroll online in our investor e-mail service, please fill out and submit the form at http://www.smallcapss.com/orderkit002.html.

You can also vote your shares electronically over the Internet at www.proxyvote.com, or by telephone. Please refer to the instructions on the enclosed proxy card or voting instruction form for further information regarding electronic voting. Regardless of the means by which you choose to vote, should you receive more than one proxy card or voting instruction form, please be sure to vote each one separately to ensure that all of your shares are voted.

If you have any questions regarding the online e-mail service, or electronic voting, please call our investor relations department for technical assistance using one of the following methods: from inside or outside the United States call +1 (281) 209-9800, or by email at shaag@smallcapss.com.

Thank you for your interest in CMMI.

Sincerely,

/s/
Steven M. Haag
Investor Relations

Corporate Headquarters 2500 CityWest, Suite 300 Houston, Texas 77042 (281) 209-9800

CONSOLIDATED MEDICAL MANAGEMENT, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER  ~~17~~  __ , 2007

NOTICE TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders will be held on  ~~Monday~~  ________ , December  ~~17~~  __ , 2007, beginning at 9:00 a.m. at  ~~Fairfield Inn & Suites, 1707 Roberta Avenue, Ruston, Louisiana 71270~~  ________________________________________ , and at any postponements or adjournments of the Annual Meeting. At this Annual Meeting, shareholders will be asked to amend the Articles of Incorporation to increase the number of shares we are authorized to issue, change the Company’s name to more closely reflect its current business operations, elect directors, and redomicile the Company in the State of Wyoming.

All shareholders of record at the close of business November 14, 2007, are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

We cordially invite all shareholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card, by voting electronically over the Internet at www.proxyvote.com, or by telephone. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank, or other nominee, in lieu of a proxy card, you should receive from that institution an instruction form for voting by mail and you may also be eligible to vote your shares electronically.

Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date, and return each proxy card or voting instruction form you receive to ensure that all of your shares are voted. Shareholders who elect to vote over the Internet must follow the voting instructions at www.proxyvote.com, or may call the investor relations department for technical assistance at (281) 209-9800.

For admission to the Annual Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of CMMI’s common stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Peggy Behrens
Peggy Behrens, Secretary

                     Houston, Texas

                      ~~November 13~~  December 10 , 200 ~~6~~  7

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO BE ABLE TO VOTE YOUR SHARES ELECTRONICALLY OVER THE INTERNET OR BY TELEPHONE. FOR THAT PURPOSE, PLEASE REVIEW THE VOTING INSTRUCTIONS INCLUDED WITH THIS DOCUMENT.

 CONSOLIDATED MINERALS MANAGEMENT, INC.

2500 CityWest Boulevard, Suite 300

Houston, Texas  77042

PROXY STATEMENT

 Consolidated Minerals Management, Inc. (the “Company” or “CMMI”) is a Montana corporation with its principal executive offices located at 2500 CityWest Boulevard, Suite 300, Houston, Texas 77042. This proxy statement is being sent to the Company’s shareholders by the Board of Directors for the 2007 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held on Monday, December 17, 2007, beginning at 9:00 a.m. at Fairfield Inn & Suites, 1707 Roberta Avenue, Ruston, Louisiana 71270, and at any postponements or adjournments of the Annual Meeting. The enclosed proxy is being solicited by the Board of Directors of the Company.

This proxy statement is dated  ~~November 13~~  December 10 , 2007.

Proxy Solicitation

The Company is paying all costs of preparing, assembling and mailing this proxy statement.  The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the common stock of the Company at the Company’s expense.  In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

The persons’ names in the enclosed form of proxy are officers and directors of the Company. Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder.  If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors, and FOR ALL other resolution presented. Should any other business properly come before the Annual Meeting, the persons named in the proxy shall be allowed to vote on such matter(s) as those persons determine in their discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting. Shareholders of record as of the close of business on November 14, 2007 are entitled to notice of the Annual Meeting and to vote in person or by proxy.

The common stock of the Company is the only class of outstanding securities entitled to vote at the Annual Meeting.  As of the close of business on November 6, 2007, there were 49,544,226 shares of common stock outstanding and entitled to vote. A description of the Company’s common stock is found below. The presence of holders of a majority of the outstanding shares of common stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

Dissenting shareholders will not have a right of appraisal under Montana corporate law.

Description of the Company’s Common Stock

The Company’s authorized capital currently consists of fifty million (50,000,000) shares of common stock, par value $0.001 per share.

The Company’s common stock is the only class of securities outstanding. Each share of common stock entitles its record holder to one (1) vote. In the event of a liquidation of the Company, owners of the common stock would be entitled to share ratably in all assets, if any, after the costs and expenses of proceedings, if any, and after all debts, obligations and liabilities of the Company have been paid and discharged. The common stock of the Company does not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of November 6, 2007 by (i) each person or group known by the Company to own beneficially more than five percent (5%) of its outstanding common stock; (ii) each of its directors and each executive officer; and (iii) its directors and executive officers, as a group.

The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. As used herein, a person is deemed to be the “beneficial owner” of a security if he or she has or shares voting or investment power with respect to such security, or has the right to acquire such ownership within sixty (60) days. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares beneficially owned thereby. As used herein, “voting power” includes the power to vote or to direct the voting of shares, and “investment power” includes the power to dispose or to direct the disposition of shares, irrespective of any economic interest therein.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	% of Class
Sonny Wooley	8,225,000 (2) (3) (4) (5) (7) (9)	16.60%
Timothy G. Byrd, Sr.	7,500,000 (3) (4) (7) (9)	15.14%
Peggy Behrens	1,420,100 (8)	2.87%
Executive officers and directors as a group (3 persons)	17,145,100	34.61% (6)

_________________

(1) Unless otherwise indicated, the address of the persons named in the table is 2500 CityWest Boulevard, Suite 300,

      Houston, Texas 77042.

(2)  Includes 256 shares held indirectly.

(3) Does not include 2,500,000 shares authorized for purchase in 2006 at $0.007 per share. These shares are not included because the Company cannot legally issue them. Once the Company increases its authorized capital, however, these shares may be purchased at any time.

(4) Does not include a warrant that allows the named person to purchase 3,000,000 shares authorized for purchase in June 2007 at $0.03 per share. This warrant was purchased by the named person in exchange for the reduction of accrued compensation by $25,000.  These shares are not included because the Company cannot legally issue them. Once the Company increases its authorized capital, however, these shares may be purchased at any time.

(5) Does not include 2,000,000 shares granted to Mr. Wooley but not yet issued to him. These shares are not included because the Company cannot legally issue them. Once the Company increases its authorized capital, however, these shares may be issued at any time.

(6) As of November 6, 2007, CMMI has 49,544,226 shares outstanding. There are 15,250,000 shares authorized for issuance to our directors and officers. These shares have not been included for purposes of the percentage calculation above due to CMMI currently having only 50,000,000 shares authorized in its Articles of Incorporation. We cannot legally issue more shares than the total number authorized by our Articles of Incorporation. Therefore, for purposes of the above calculation, only the issued and outstanding amount of 49,544,226 has been used, rather than the full 64,794,226 that are committed. If the full committed amount were used for each member of management, the percentages would be as follows:  Mr. Wooley: 25.43%; Mr. Byrd: 21.22%; Ms. Behrens: 3.35%; Executive officers and directors as a group: 50.00%.

(7) Includes 500,000 shares held by another party but for which the named person holds voting power.

(8) Does not include 750,000 shares granted to Ms. Behrens but not yet issued to her. These shares are not included because the Company cannot legally issue them. Once the Company increases its authorized capital, however, these shares may be issued at any time.

(9) Does not include 750,000 shares that the Company has agreed to issue the named person in order to reimburse the named person for expenses paid on CMMI’s behalf. These shares are not included because the Company cannot legally issue them. Once the Company increases its authorized capital, however, these shares may be issued at any time.

DIRECTORS AND EXECUTIVE OFFICERS

Sonny Wooley, 68, is currently the Chairman of CMMI. Mr. Wooley founded CMMI in 1989 and managed it as a private company until taking the Company public in 1996. He worked with the Company as an outside consultant prior to rejoining it as Chairman in 2001. The Company operated in the health care management arena successfully for a few years, but because of changes to Medicare reimbursement and managed care philosophy, Mr. Wooley participated in the calculated decision to recast the Company as an energy company. Mr. Wooley has over thirty years experience in oil and gas marketing, exploration and development. He is primarily responsible for CMMI developing opportunities in the energy field. Mr. Wooley was Senior Vice President of Marketing at Nucorp Energy from 1978-1982. From 1982-1984, he was President and a director of NTV Oil Field Services.

Timothy G. Byrd, Sr., 45, is currently the Chief Executive Officer, Chief Financial Officer, and a director of CMMI. Mr. Byrd joined CMMI in December of 2001 after spending five years with Innovative Capital Markets. At Innovative Capital Markets, he served as President, where he had responsibility for developing growth strategies for corporations through strategic alliances, mergers and acquisitions as well as in the corporate financial advisory business. Prior to Innovative Capital Markets, he served as President of Specialty Associated Management, Inc., an insurance and financial advisory firm, from 1992 through 1996. He holds a bachelor’s degree in Business Administration with an emphasis in banking and finance from the University of Southern Mississippi.

Peggy Behrens, 52, is currently Secretary and a director of CMMI. She joined CMMI in 1998 as President and a director. In these capacities, she increased revenues substantially. Prior to 1998, Ms. Behrens worked as the Administrator and Director of Nurses from 1996-1998 for Health Link Home Care. Ms. Behrens resigned as President of CMMI in December 2001 and assumed her current positions with the Company.

Director Independence

The Company has determined that Ms. Behrens qualifies as an independent director under applicable Securities and Exchange Commission (“SEC”) rules. The Company plans to add additional independent directors in the future.

Audit Committee

The entire Board of Directors acts as the Company’s audit committee. Our Board does not have an audit committee financial expert as defined by SEC rules. The Company plans to establish an audit committee in the future.

Director Attendance and Board Committees

The Company’s directors meet regularly and on an as-needed basis. The Board is contemplating establishing quarterly meetings.

The Board does not require directors to attend annual meetings of shareholders, however, it encourages such attendance.

The Company does not have any standing audit, nominating or compensation committees. The Company does not have these committees because it is not required to have them at this time.

The Company does not have a policy regarding the nomination of directors. The Board has not adopted such a policy because the Company previously did not have the financial resources to support the compensation for additional directors. However, the Company is currently contemplating implementing a policy to seek out qualified director candidates and the nomination of qualified candidates by outside parties.

Shareholder Communications

Shareholders may send communications for the Company’s Board of Directors to the Company’s headquarters, 2500 CityWest Boulevard, Suite 300, Houston, Texas 77042. Shareholders may send communications to individual directors in the same manner. Communications sent to individual directors should state on the envelope or other packaging that the individual director is the intended recipient.

EXECUTIVE COMPENSATION

The following describes the cash and stock compensation paid to our directors and officers during the two past fiscal years.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Stock Awards ($)	Total
Timothy G. Byrd, Sr., CEO	2006	156,000 (1)	15,000	171,000
Timothy G. Byrd, Sr., CEO	2005	96,000 (1)	-0-	96,000
Sonny Wooley Chairman	2006	156,000 (2)	20,000	176,000
Sonny Wooley Chairman	2005	96,000 (1)	-0-	96,000

(1) The Company’s employment agreement with Mr. Byrd provides that he will be paid a salary of $156,000 per year. In 2005, his employment agreement provided for a salary of $96,000. Mr. Wooley’s employment agreements for 2005 and 2006 provided for the same compensation. However, during 2005 and 2006, Messrs. Byrd’s and Wooley’s salaries accrued but were not paid due to the Company’s severe cash flow problems. In 2006, Messrs. Byrd and Wooley elected to convert part of their accrued salaries into CMMI stock. As a result, the Company agreed to sell Messrs. Byrd and Wooley 5,000,000 shares apiece of common stock at a price of $0.007 per share in December 2006. This stock is not additional compensation to Messrs. Byrd and Wooley; it represents a partial payment of their accrued salaries in stock. As of December 31, 2006, neither Mr. Byrd or Mr. Wooley had purchased any of these shares.

At the time that CMMI agreed to sell these shares to Messrs. Byrd and Wooley, the price for CMMI’s shares was $0.01. The difference between the market price at the time of the transaction and the price granted to Messrs. Byrd and Wooley is reflected above.

Also, under the Officer Retention Compensation Agreement with Messrs. Byrd and Wooley, the Company agreed to pay the taxes due on Messrs. Byrd’s and Wooley’s salaries. However, because Messrs. Byrd and Wooley did not receive their salaries during 2005 and 2006, no such tax payment was made.

(2) In September 2006, the Board of Directors passed a resolution allowing Mr. Wooley to purchase from the Company 3,000,000 shares of CMMI stock being held in trust. The purchase price was to be the average 20-day bid price for CMMI’s stock. In December 2006, however, the Company and Mr. Wooley entered into a new arrangement whereby the Company granted Mr. Wooley 2,000,000 restricted shares in exchange for the release of his rights to purchase the shares authorized in September. The above table therefore includes the 2,000,000 shares granted to Mr. Wooley in December. The amount listed above reflects the closing price of CMMI’s stock on December 8, 2006, the date of the grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price
Timothy G. Byrd, Sr.	5,000,000	$0.007
Sonny Wooley	5,000,000	$0.007

In connection with the Company’s Officer Retention Compensation Agreement with Mr. Byrd, the Company authorized the issuance of 5,000,000 shares of stock to Mr. Byrd for $0.007 per share. Mr. Byrd did not actually purchase these shares in 2006; however, he may do so at any time. These shares will be restricted shares under Rule 144.

In connection with the Company’s employment agreement with Mr. Wooley, the Company authorized the issuance of 5,000,000 shares of stock to him for $0.007 per share. Mr. Wooley did not actually purchase these shares in 2006; however, he may do so at any time. These shares will be restricted under Rule 144.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Peggy Behrens	-0-	7,500 (1)	7,500

(1)

The Company awarded Ms. Behrens 750,000 shares of restricted stock in 2006. None of these shares have actually been issued to her, however. The Company awarded these shares to Ms. Behrens for her service as a director in 2004, 2005 and 2006. The amount listed above reflects the closing price of CMMI’s stock on December 8, 2006, the date of the award of these shares.

INDEPENDENT PUBLIC ACCOUNTANTS

McElravy, Kinchen & Associates, P.C. (“McElravy”) is the Company’s independent public accountant. McElravy is the corporate successor to James B. McElravy, CPA, which was previously named as the Company’s independent public accountant.

McElravy has served as the Company’s independent public accountant since April 2007.

A representative of McElravy is not expected to attend the Company’s annual meeting, and as a result, will not have the opportunity to make a statement and will not be available to respond to questions.

On April 2, 2007, Gaines & Company, Inc. (“Gaines”) resigned as the Company’s independent accountant. In both of the two most recent fiscal years, Gaines’ report on CMMI’s financial statements contained an adverse opinion regarding CMMI’s ability to continue as a going concern.

There were no disagreements with Gaines on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The decision to change accountants was approved by the Board of Directors.

Prior to engaging McElravy, neither the Company nor anyone acting on its behalf consulted McElravy regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on CMMI’s financial statements.

AUDIT FEES

For fiscal year 2006, audit and audit related fees were $32,000. For fiscal year 2005, we were billed $9,000 for our year-end audit.

AUDIT-RELATED FEES

For fiscal year 2006, we were billed aggregate fees of -0-. In 2005, these fees were $3,000. These services consisted of review of our quarterly financial statements.

TAX FEES

For fiscal year 2006, we were billed aggregate fees of $2,628 for tax compliance, tax advice, and tax planning by our principal accountant for this fiscal year. In 2005, these fees were $2,000. These services consisted of preparing and filing our federal and state income tax returns.

ALL OTHER FEES

In fiscal year 2006, we were billed $-0- for products and services provided by our principal accountant not otherwise disclosed above. In 2005, we were billed $22,000 for these products and services. These services consisted of formatting and submitting our filings to the Securities and Exchange Commission and performing our outsourced administrative function.

We do not have pre-approval policies and procedures for the engagement of our principal accountant. The Board of Directors approved the engagement of our principal accountant.

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

Manner of Electing Directors

The Company’s Bylaws provide that the Board of Directors shall be that number determined by the Board of Directors, which shall not be less than three directors or more than seven directors.  The Board of Directors has set the number of directors at three, and there are currently three members on the Board of Directors. Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting. Three directors are to be elected at the Annual Meeting to serve until the following annual meeting of shareholders.  The Board of Directors will present at the Annual Meeting for election Mr. Sonny Wooley, Mr. Timothy Byrd, and Ms. Peggy Behrens. The Board of Directors recommends a vote FOR Mr. Wooley, Mr. Byrd, and Ms. Behrens. All of the nominees are currently members of the Board of Directors.

Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A “plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen.  ~~Votes against any candidate and a~~  A ny shares not voted (such as by abstention) will have no impact on the election of directors.  All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy.  If any nominees should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors.  The Board of Directors does not believe that any nominee will decline to serve.

Background information with respect to the nominee for election to the Board of Directors is set forth below.

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Sonny Wooley, 68, is currently the Chairman of CMMI. Mr. Wooley founded CMMI in 1989 and managed it as a private company until taking the Company public in 1996. He worked with the Company as an outside consultant prior to rejoining it as Chairman in 2001. The company operated in the health care management arena successfully for a few years, but because of changes to Medicare reimbursement and managed care philosophy, Mr. Wooley participated in the calculated decision to recast the Company as an energy company. Mr. Wooley has over thirty years experience in oil and gas marketing, exploration and development. He is primarily responsible for CMMI developing opportunities in the energy field. Mr. Wooley was Senior Vice President of Marketing at Nucorp Energy from 1978-1982. From 1982-1984, he was President and a director of NTV Oil Field Services.

Timothy G. Byrd, Sr., 45, is currently the Chief Executive Officer, Chief Financial Officer, and a director of CMMI. Mr. Byrd joined CMMI in December of 2001 after spending five years with Innovative Capital Markets. At Innovative Capital Markets, he served as President, where he had responsibility for developing growth strategies for corporations through strategic alliances, mergers and acquisitions as well as in the corporate financial advisory business. Prior to Innovative Capital Markets, he served as President of Specialty Associated Management, Inc., an insurance and financial advisory firm, from 1992 through 1996. He holds a bachelor’s degree in Business Administration with an emphasis in banking and finance from the University of Southern Mississippi.

Peggy Behrens, 52, is currently Secretary and a director of CMMI. She joined CMMI in 1998 as President and a director. In these capacities, she increased revenues substantially. Prior to 1998, Ms. Behrens worked as the Administrator and Director of Nurses from 1996-1998 for Health Link Home Care. Ms. Behrens resigned as President of CMMI in December 2001 and assumed her current positions with the Company.

The Board of Directors recommends a vote FOR all nominees.

PROPOSAL NUMBER 2: AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 500,000,000.

The Board of Directors has approved a resolution to increase the number of authorized shares of common stock of the Company to 500,000,000. We are submitting this proposal for shareholder approval.

The Company’s articles of incorporation currently authorize the Company to issue a maximum of 50,000,000 shares of common stock.

The Board of Directors desires to increase this amount in order to have additional authorized shares available for issuance for future acquisitions, financing activities, and previously committed officer compensation as discussed above in “Executive Compensation.” There are no agreements to issue or reserve for issuance the newly authorized shares. If the Company issues additional shares of its stock, the holders of the stock will not have preemptive rights. Further stockholder approval will not be sought to issue these shares unless otherwise required by law. All of these shares will be unreserved and available for issuance if the proposed amendment is approved.

If the number of authorized shares is increased, then a proposed takeover of the Company could be impeded by issuing shares at a preferential price. This is because the acquirer would be required to purchase more shares than before the preferential issuance. However, there are no anti-takeover mechanisms in the Company’s governing documents and there are no other arrangements to issue shares at a preferential price in case of a takeover attempt.

Manner of Amending the Company’s Articles of Incorporation

The Company’s articles of incorporation must be amended in order to increase the number of authorized shares. Montana law provides that to amend the articles of incorporation, the Board of Directors must first approve a resolution setting forth the amendment. The amendment approved by the Board of Directors must then be submitted to shareholders. Holders of a majority of the shares voting must approve this amendment in order for it to become effective.

The Board of Directors recommends a vote FOR Proposal Number 2.

PROPOSAL NUMBER 3: CHANGING THE COMPANY’S NAME TO ADINO ENERGY CORPORATION.

The Board of Directors has approved a resolution to amend the Company’s articles of incorporation to change its name to Adino Energy Corporation.

The Board of Directors believes that the Adino Energy name better reflects the Company’s current business activities. The CMMI name is a relic of earlier years when the Company’s line of business was medical services, and later exploitation of and investment in oil and gas properties.

The Company has changed its focus to become a fuel terminal, distribution, and servicing company serving the energy industry. Specifically, the Company is now involved in the fuel distribution business through its subsidiary Intercontinental Fuels, LLC (“IFL”). IFL distributes diesel, biodiesel, and other fuels and fuel products from its terminal in Houston, which is located close to the George Bush Intercontinental Airport.

The Company hopes to expand into other aspects of the fuel business, including fuel production, refining, and distribution (both wholesale and retail).

Manner of Amending the Company’s Articles of Incorporation

The Company’s articles of incorporation must be amended in order to change the Company’s name. Montana law provides that to amend the articles of incorporation, the Board of Directors must first approve a resolution setting forth the amendment. The amendment approved by the Board of Directors must then be submitted to shareholders. Holders of a majority of the shares voting must approve this amendment in order for it to become effective.

The Board of Directors recommends a vote FOR Proposal Number 3.

PROPOSAL NUMBER 4: REINCORPORATING THE COMPANY IN THE STATE OF WYOMING.

The Board of Directors has approved a resolution to change the Company’s state of incorporation to the State of Wyoming. The procedure of reorganizing a corporation under the laws of a different state is known as redomiciling.

The Board of Directors believes that redomiciling the Company in Wyoming would be in the best interest of shareholders because the required shareholder vote for approval of a merger is a majority, as opposed to two-thirds under Montana law. The Board of Directors therefore believes that having a smaller threshold for merger approval will increase the desirability of the Company as a merger partner, which will hopefully increase shareholder value. We do not currently have any plans, proposals or arrangements to effect a merger, however.

Comparison of Shareholder Rights

	WYOMING	MONTANA
Shareholder vote required for mergers	Majority	Two-thirds
Shareholder vote required for amendment of articles of incorporation	Majority	Majority
Takeover protection	Only applicable to companies with assets over $10 million – majority shareholder vote required for acquisitions of interests over 20%	None
Dissolution	Majority	Two-thirds

Manner of Redomiciling the Company

 ~~Wyoming law prescribes two ways to redomicile in that state. The first method is domestication. Under the domestication method, u~~  U pon filing the appropriate documents with the Secretary of State, the Company may become a Wyoming corporation as of the date of filing.

 ~~The second method is continuance. In order to obtain continuance, the Company will be considered as if it has always been a Wyoming corporation for all legal effects. However, in order to obtain a certificate of continuance, the Company must obtain a certificate from the Montana Secretary of State acknowledging the Company’s termination of domicile in Montana. The Company is unsure of the procedures to obtain such an acknowledgement. However, it is possible that the Montana Secretary of State could view the redomicile as a dissolution, which requires approval by shareholders holding two-thirds of the shares voting. If the Montana Secretary of State does not view the redomicile as a dissolution, then presumably, the redomicile vote would be treated as an ordinary corporate action which would not require any shareholder vote.~~

 ~~If approved, the Company’s Board of Directors would prefer to conduct the redomicile as a continuance; however, if it cannot do so due to legal issues or because less than two-thirds of the Company’s shareholders approve the proposal (and~~

 ~~it is determined that such a vote is necessary), then the Company will conduct the redomicile as a domestication.~~

 ~~In any event, the Company’s Board of Directors is proposing this matter for a vote of shareholders as a matter of good corporate governance.~~

If the Company’s shareholders approve this redomicile, then the Company will redomicile as a corporation under the laws of Wyoming ~~(either as a domestication or continuance)~~ .

The Board of Directors recommends a vote FOR Proposal Number 4.

Shareholder Proposals

Shareholder proposals for presentation for next year’s annual meeting must be received by the Company by no later than May 1, 2008. Any proposal received after this date will be considered untimely.

INFORMATION INCORPORATED BY REFERENCE

The Company’s Annual Report on Form 10-KSB is incorporated by reference and is being provided to shareholders along with this Proxy Statement.

OTHER MATTERS

As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than those described above.  However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their best judgment on such matters.

By Order of the Board of Directors,

__/s/___________________________

Sonny Wooley, Chairman

BALLOT

CONSOLIDATED MINERALS MANAGEMENT, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AT:

FAIRFIELD INN & SUITES

1707 ROBERTA AVENUE

RUSTON, LOUISIANA 71270

ON DECEMBER 17, 2007

Name of Shareholder(s):  (Please print name(s) exactly as they appear on your certificate)

________________________________________________________________

Printed name(s)

If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):

________________________________________________________________

Number of shares being voted:    _________________

UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE.   ~~A VOTE TO ABSTAIN SHALL BE CONSIDERED A VOTE FOR.~~

WRITTEN BALLOT

PROPOSAL NUMBER 1:

ELECTION OF DIRECTORS

Nominee

For

Withheld

Sonny Wooley

__________

_________

Timothy G. Byrd, Sr.

__________

_________

Peggy Behrens

__________

_________

PROPOSAL NUMBER 2: AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES TO 500,000,000.

For

Against

Abstain

_______

__________

_________

PROPOSAL NUMBER 3: CHANGING THE COMPANY’S NAME TO ADINO ENERGY

CORPORATION.

For

Against

Abstain

_______

__________

_________

PROPOSAL NUMBER 4: REINCORPORATING THE COMPANY IN THE STATE OF WYOMING.

For

Against

Abstain

_______

__________

_________

ALL BALLOTS MUST BE SIGNED.

For Shareholders Voting in Person:

_____________________________________

Signature

_____________________________________

Print Name(s) exactly as on certificate

Include title if necessary (Trustee, etc.)

For Shares being voted by Proxy:

The undersigned hereby appoints Timothy G. Byrd, Sr., Sonny Wooley, and Peggy Behrens, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Consolidated Minerals Management, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at Fairfield Inn & Suites, 1707 Roberta Avenue, Ruston, Louisiana 71270, on December 17, 2007, at 9:00 a.m. Central Standard Time, and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR all proposals. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that your stock may be represented at the meeting.

_________________________________

Printed name of proxy holder

_________________________________

Printed Name(s) of holder(s) of record

By: ________________________________

        Signature of proxy holder

        Include title if necessary (Trustee, etc.)

___________________________________

Date

ALL PROXIES MUST BE SIGNED AND DATED.